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                                                                   EXHIBIT 23.3


                       Consent of Independent Auditors


We consent to the incorporation by reference of our report dated May 6, 1994 with respect to the financial statements of Sapient Corporation for the year ended December 31, 1993 included in its Registration Statement on Form S-1 in the Registration Statement on Form S-8 pertaining to the 1996 Equity Stock Incentive Plan of Sapient Corporation.



                                                /s/ Ernst & Young LLP
                                                -----------------------------
                                                Ernst & Young LLP


Boston, Massachusetts
July 2, 1996